Capital management	12 Months Ended
Dec. 31, 2019
Disclosure of objectives policies and processes for managing capital abstract
Capital management

27. Capital management

Cameco’s management considers its capital structure to consist of bank overdrafts, long-term debt, short-term debt (net of cash and cash equivalents and short-term investments), non-controlling interest and shareholders’ equity.

Cameco’s capital structure reflects its strategy and the environment in which it operates. Delivering returns to long-term shareholders is a top priority. The Company’s objective is to maximize cash flow while maintaining its investment grade rating through close capital management of our balance sheet metrics. Capital resources are managed to allow it to support achievement of its goals while managing financial risks such as the continued weakness in the market, litigation risk and refinancing risk. The overall objectives for managing capital in 2019 reflect the environment that the Company is operating in, similar to the prior comparative period.

The capital structure at December 31 was as follows:

	2019	2018

Current portion of long-term debt [note 13]	$-	$499,599
Long-term debt [note 13]	996,718	996,072
Cash and cash equivalents	(1,062,431)	(711,528)
Short-term investments	-	(391,025)

Net debt	(65,713)	393,118

Non-controlling interest	238	310
Shareholders' equity	4,994,725	4,993,282

Total equity	4,994,963	4,993,592

Total capital	$4,929,250	$5,386,710

Cameco is bound by certain covenants in its general credit facilities. These covenants place restrictions on total debt, including guarantees and set minimum levels for net worth. As of December 31, 2019, Cameco met these requirements.